EXHIBIT 99.1

Cautionary Note Regarding Forward-Looking Statements All forward-looking statements contained in this presentation are made within the meaning of and under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements regarding financial expectations for Metretek Technologies, Inc. fiscal-year 2003 and 2004. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed, projected, or implied by such forward-looking statements. Important risks, uncertainties, and other factors include, but are not limited to, the Company's ability to develop and market the products and services of its subsidiaries to complete the projects and deliver the services and obtain the anticipated financial results, the company's ability to obtain sufficient capital and liquidity on favorable terms, the effects of competition and customer and industry demand or preference and purchasing patterns, the Company's ability to attract, retain, and motivate key personnel, the ability of the Company to secure and maintain key contracts, relationships and alliances and to make successful acquisitions, the effects of the resolution of pending and future litigation and disputes, general economic, market, and business conditions; and other factors identified from time to time in the company's reports and filings with the Securities and Exchange Commission, including but not limited to the Company's Form 10- KSB for the period ended December 31, 2002, and subsequent Forms 10-K, Forms10-Q and Forms 8-K. Accordingly, there can be no assurance that the results expressed, projected, or implied by any forward-looking statements will be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward- looking statements in this presentation speak only as of the date hereof and are based on current plans, goals, objectives, strategies, intentions, expectations, and assumptions of, and the information currently available to management. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.

Metretek Technologies, Inc. Operational Organization Chart Stability Growth Opportunities

Metretek Technologies, Inc. Corporate Challenges Resolution of Preferred Stock Establish Effective Sales Channels and Traction in InvisiConnect/DCM 100 Product Line Expand Geographic Growth in PowerSecure Stabilize Quarterly Revenues and Earnings Address Common Stock Liquidity Issues Complete Settlement of Class Action Lawsuit

Stability Southern Flow Companies, Inc. Oil Field Service Company Natural Gas Measurement Services to Producers In Business Since 1953 Predictable/Stable Performance and Profits Growth Generally tied to Natural Gas Prices Revenues +/- $12 million; Net Income +/- $1.5 million Foundation of MTEK

Southern Flow Companies, Inc. Source: DOE/EIA 12/2003 Release. 1994-2003 Data is actual.

Southern Flow Companies, Inc. (1) Source: DOE/EIA 12/2003 Release. 1994-2003 Data is actual.

Growth Opportunities PowerSecure, Inc.-Interactive Distributed Generation(r) Metretek, Incorporated Telemetry Products Specialty Contract Manufacturing

PowerSecure, Inc. Interactive Distributed Generation(r) Provides onsite power generation facilities to industrial and commercial customers Power generation facilities used by customers for both "backup" power and for peak-shaving "Backup" power provides customer with power security and reliability Peak-shaving allows customer to realize savings in electricity costs Investment cost is recovered from energy savings

PowerSecure, Inc.
Expertise and Capabilities

- PowerSecure Staff Capabilities
  - Engineering Design, Specification and Documentation
  - Utility Rate Analysis
  - Project Financial/ROI analysis
  - Project installation and management
- Proprietary Advanced Switchgear (NexGear®), Paralleling and Operational Controls
- Proprietary Interconnection solutions

January 22, 2004

METRETEK TECHNOLOGIES, INC.

PowerSecure, Inc. Interactive Distributive Generation(r) (IDG) Remote monitoring and dispatching system Facilitates Peak-Load management and system reliability Accommodates energy savings via peak shaving/peak avoidance management

PowerSecure, Inc. Interactive Distributed Generation(r)

PowerSecure, Inc. Unique Business Model Attributes Touches customers via Partnerships with Utilities National Partnerships with: Large Generator Manufacturer Large Electrical Components Manufacturer Fully Integrated, Full Service Business Model Engineering, Utility Rate Negotiation, Economic Analysis/justification, Environmental Permitting, Project Management, Construction Services Operational Support Remote Management and Monitoring, Remote Dispatching of Generators, Peak shaving and Peak avoidance management, maintenance, etc.

PowerSecure, Inc. Operational Information 2002 Revenues of $8.2 million Est. 2003 Revenues of $17.5 million, with net income of $1.0 million. Installation of 115 systems since inception of the business in 2001. Installation of 50 systems in 2003. Installation Size Range: 125 KW to 11,000 KW 120 MW installed since inception

Metretek, Incorporated Historical Focus Historical Operations Focused on: Remote reading of Commercial and Industrial natural gas meters Natural gas measurement Remote monitoring and notification of field based assets

Metretek, Incorporated New Initiatives M2M Metretek has introduced new Telemetry and Machine to Machine (M2M) connectivity solutions DCM 200 to specifically address the electric segment of the energy market DCM 100 and InvisiConnect to provide transparent solutions to many other markets and market segments including overlap with energy accounts that do not have our data collection software installed Expansion of Contract Manufacturing Business

Metretek, Incorporated New Telemetry/M2M Products Products Wireless Digital Cellular Electronics & Internet enabled Software Functions Measurement, Control, and Communications Markets Energy, Traffic, Security, Water Mgt, etc. Applications Energy - SCADA, AMR, Demand Response, Pressure Recording, Cathodic Protection, Level Sensing, SCADA, etc. Traffic - Intersection signal controllers, signs, bridges, etc. Security - Access control, inventory control, imaging, etc. Water Mgt - SCADA, Flood Control, Waste Water and Sewage monitoring

Metretek, Incorporated NewTelemetry/M2M Products April 2003 introduction of DCM 200 Market segmented targeted - Energy/Electric IOU Upgraded electronics platform Digital Communications utilizing 3G Technology Initial Options for GSM & CDMA base infrastructure Provides customer with real time access to remote device via digital cellular and the internet 6,000 units sold

Metretek, Incorporated
New Telemetry/M2M Products—Cont.

- Fall 2003 introduction of DCM 100 and InvisiConnect Software
  - Product Modified to attach to numerous types of remote field hardware
  - InvisiConnect Software developed--seamless transfer of data from DCM 100 to legacy data collection software
- Initial Market--replacement of data collection equipment that is currently transferring data over analog cellular networks
- Domestic replacement market driven by extinction of analog cellular networks by carriers (ATT, etc.)
- Domestic replacement market may be several hundred thousand sites
- Additional opportunities in OEM market and International Markets

January 22, 2004

METRETEK TECHNOLOGIES, INC.

Typical Analog Cellular Schematic Analog Cell Modem Application Server (Data Collection Software) Field Device Critical Business Processes & Applications Billing, Load Control, System Mgmt, Etc. Analog Client (Electric Utility) AMR Client Systems

InvisiConnect Application- Replacement Market Field Device Critical Business Processes & Applications Billing, Load Control, System Mgmt, Analog Client (Electric Utility) AMR Client Systems DCM100 InvisiConnect Software- Converts Data From IP and Passes to Legacy Data Collection System GSM or CDMA Radio Internet Protocol Data IP Data via Internet RS 232 Connection

Metretek, Incorporated New Telemetry/M2M Products-Cont. DCM 100/InvisiConnect Complete Turn Key Hardware and Software Solution No other product known to have flexibility to seamlessly and transparently provide wireless IP Connectivity to existing field devices and legacy host applications Engineered and designed to maximize overall efficiencies inherent in 3G networks Patent to be applied for Leverage wireless carrier sales force Partner with other OEM's and/or Systems Integrators

Metretek, Incorporated Metretek Contract Manufacturing (MCM) Strategy-Leverage core competency in manufacturing of moderate volume, high mix Printed Circuit Boards (PCB) and complex-box build assemblies Hired New Management in Spring 2002 Upgraded and expanded PCB manufacturing and assembly line in Winter 2002 Developed and expanded customer base throughout 2003 Scheduled to add new production line in early 2004 Revenues from CM operations expected to be major contributor to 2004 operations

Metretek, Incorporated Metretek Contract Manufacturing (MCM) Competitive Differentiation Based on; On-time delivery Quality Overall value Highest level of integrity

Metretek Technologies, Inc. Financial Guidance Southern Flow PowerSecure Metretek Inc. MTEK $ 11.7 million in sales $ 1.4 million net income $ 17.5 million in sales $ 1 million net income $ 9.8 million in sales $ "Break Even" $ 39 million in sales $(0.03) to $(0.06) per share* * per third quarter (09/30/03) financial guidance after consideration of corporate overhead and preferred stock dividends Year Ended December 31, 2003* (Not being updated at this time) Quarter Ended December 31, 2003* Breakeven to loss of $(0.03) on sales of approximately $9 million

Metretek Technologies, Inc. Financial Guidance-Cont. Year Ended December 31, 2004 Revenues to exceed $45 million Company to be "solidly profitable" Note: Company anticipates that it will update this guidance in early February 2004.

Metretek Technologies, Inc. Market/Capitalization Information* Common Shares 6.0 million Recent Price $2.35 OTCBB MTEK Preferred Stock O/S $9.2 million Preferred Conv. Price $3.06 Common Shares, assuming Preferred Conversion 9.2 million L/T debt $4.9 million *As of September 30, 2003.

More Details on the Business of Metretek and Its Subsidiaries: http://www.metretek.com